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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 9, 2003

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                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-10068                  76-0566682
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)               Number)             Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits

     99.1    Press Release dated May 9, 2003



ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8216, the following information (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item
9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     On May 9, 2003, ICO, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICO, INC.

Date:     May 9, 2003

                                   By:  /s/ Jon C. Biro
                                   --------------------
                                   Name:  Jon C. Biro
                                   Title: Chief Financial Officer and Treasurer

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